EXHIBIT 10.12

FIRST AMENDMENT TO FIRST AMENDED AND RESTATED FORBEARANCE AGREEMENT AND FOURTH AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED FORBEARANCE AGREEMENT AND FOURTH AMENDMENT TO LOAN AGREEMENT, dated as of March 31, 2010, amends and supplements that certain First Amended and Restated Forbearance Agreement and Fourth Amendment to Loan Agreement dated as of December 8, 2009 (the "Forbearance Agreement") among Johnson Bank ("Lender"), Jefferson Electric, Inc. ("Borrower"), Thomas Klink ("Guarantor") and Diane M. Klink ("Diane Klink," and together with Borrower and Guarantor, the "Borrower Parties").

RECITAL

Lender and Borrower Parties desire to amend the Forbearance Agreement as follows.

AGREEMENTS

In consideration of the Recitals and the agreements contained herein and in the Forbearance Agreement, as amended hereby, Lender and Borrower Parties agree as follows:

1.           Definitions and References.

Except as otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Forbearance Agreement.  Upon satisfaction of the conditions in section 3 herein, all references to the Forbearance Agreement in any documents related to the Loan Agreement shall mean the Forbearance Agreement as amended by this Amendment.

2.           Amendments.  The Forbearance Agreement is amended by deleting the date "March 31, 2010" in each place such date appears therein and inserting "April 30, 2010" in its place.

3.           Effectiveness of the Amendment.  This Amendment will not be effective until it shall have been duly executed and delivered by Lender and Borrower Parties.

4.           No Waiver.  Borrower Parties agree that nothing contained herein shall be construed as a waiver by Lender of (a) any existing or future default or event of default under the Loan Documents (as defined in the Loan Agreement) or the Forbearance Agreement or (b) the compliance by Borrower Parties with any representation, warranty or covenant contained in the Loan Documents or the Forbearance Agreement.  No waiver of any provision of the Loan Documents or the Forbearance Agreement by Lender has occurred.  Borrower Parties further agree that nothing contained herein shall impair the right of Lender to require strict performance by Borrower Parties of the Loan Documents and the Forbearance Agreement.

5.           Representations and Warranties.  Borrower Parties represent and warrant to Lender that the execution and delivery of this Amendment:  (a) are within Borrower's power, (b) has been duly authorized by proper action on the part of Borrower, (c) are not in violation of any applicable law or the charter documents of Borrower, (d) are not in violation of the terms of any agreement, restriction, or undertaking to any of the Borrower Parties is a party or by which any of them is bound, and (e) do not require the approval or consent of any governmental authority or any other person or party, other than those obtained and in full force and effect.

6.           No Commitment to Extend Forbearance Period.  Borrower Parties acknowledge and agree that Lender has not agreed to forbear beyond the termination of the Forbearance Period and that this Amendment shall not constitute an agreement by or require Lender to extend the Forbearance Termination Date beyond April 30, 2010, grant additional forbearance periods, extend the time for payment of any the Obligations, or make any loans or otherwise extend credit to Borrower Parties after termination of the Forbearance Period.

7.           Costs and Expenses.  Borrower agrees to pay on demand all out-of-pocket costs and expenses paid or incurred by Lender in connection with the negotiation, preparation, execution and delivery of this Amendment and all documents, instruments and agreements related hereto and thereto, including the reasonable fees and expenses of Lender's counsel.

8.           Full Force and Effect.  The Forbearance Agreement, as amended hereby, remains in full force and effect.

9.           Titles.  The titles of the sections in this Amendment are for convenience only and do not limit, construe, or otherwise affect the meaning of any section.

10.         Execution in Counterparts.  This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

[remainder of page intentionally left blank]

11.           Facsimile Signatures.  Facsimile copies of any party's signature hereto shall be deemed effective execution of this Amendment by such party.

BANK:

JOHNSON BANK

By:	/s/ Robert Spitzer
Robert Spitzer

BORROWER PARTIES:

JEFFERSON ELECTRIC, INC.

By:	/s/ Thomas Klink
Thomas Klink, President

/s/ Thomas Klink
Thomas Klink, an individual

/s/ Diane M. Klink
Diane M. Klink, an individual